SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934
                              (Amendment No.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                              TRINOVA Corporation
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)      Title of each class of securities to which transaction applies:


     2)      Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)      Proposed maximum aggregate value of transaction:

     5)      Total fee paid:


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)      Amount Previously Paid:

     2)      Form, Schedule or Registration Statement No.:

     3)      Filing Party:

     4)      Date Filed:

                                /TRINOVA Logo/


______________________
1997 Notice of Annual Meeting
and Proxy Statement



______________________
Notice of Annual Meeting of Shareholders to be held on April 17, 1997



                              TRINOVA CORPORATION
                                 3000 Strayer
                                  P.O. Box 50
                            Maumee, Ohio 43537-0050



To the Shareholders of TRINOVA Corporation:

The annual meeting of the shareholders of TRINOVA Corporation ("TRINOVA") will be held at TRINOVA's World Headquarters, 3000 Strayer, Maumee, Ohio, on Thursday, April 17, 1997, at 11:00 a.m. local time, for the following purposes:

1.   To elect directors;

2. To consider and act upon a proposal to amend the Company's Amended Articles of Incorporation to change the name of the Company to "Aeroquip-Vickers, Inc.";

3. To ratify the employment of Ernst & Young LLP as TRINOVA's independent auditors for 1997; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend, please execute and return the enclosed proxy promptly. If you are present at the meeting, you may revoke your proxy and vote your shares in person if you wish.

By Order of the Board of Directors,



/S/ JAMES M. OATHOUT
James M. Oathout
Secretary


March ____, 1997

___________________
PROXY STATEMENT

                              TRINOVA CORPORATION
                                 3000 Strayer
                                  P.O. Box 50
                            Maumee, Ohio 43537-0050

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of TRINOVA Corporation ("TRINOVA") of proxies to be voted at the annual meeting of shareholders on April 17, 1997. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about March 10, 1997.

Outstanding Voting Securities

TRINOVA had ________________ $5 Par Value Common Shares outstanding as of February 18, 1997. Shareholders of record as of the close of business on that date will be entitled to vote at the meeting, with each Common Share entitled to one vote.

Proxy Solicitation

TRINOVA will pay all costs of distribution and solicitation of proxies. D. F. King & Co., Inc., 77 Water Street, New York, New York 10005, will assist TRINOVA in soliciting proxies from banks, brokers and nominees that are record holders for shares beneficially owned by others, and from certain individual shareholders. Solicitation will be by mail, telephone and other means. D. F. King & Co., Inc. will be paid a fee estimated at $9,500. TRINOVA will also pay the direct expenses of solicitation, including the expenses of banks, brokers and nominees for forwarding proxy material to beneficial owners.

Voting by Proxy Holders

Since many of TRINOVA's shareholders are unable to attend shareholders' meetings, the Board of Directors solicits proxies to give each shareholder an opportunity to vote on all matters scheduled to come before the meeting and which are set forth in this Proxy Statement. Shareholders are urged to read carefully the material in this Proxy Statement; specify their choice on each proposal by marking the appropriate box on the enclosed proxy card; and sign, date and return the card in the enclosed postage-paid envelope. If a shareholder does not specify a choice and the card is properly executed and returned, the shares will be voted by the Proxy Committee as recommended by TRINOVA. Members of the Proxy Committee are Messrs. Darryl F. Allen,
Robert H. Spilman and William R. Timken of the Board of Directors.

Shareholders of record at the close of business on February 18, 1997, are entitled to submit proxies concerning the proposals described below. Each share is entitled to one vote. Under Item 1 (election of directors), only persons nominated as candidates shall be eligible for election as directors, and, if a quorum is present, the candidates receiving the greatest number of votes shall be elected. Approval of Item 2 (Change of Company name) requires the affirmative vote of a majority of the Company's common shares which are outstanding and eligible to vote at the annual meeting. Approval of Item 3 (independent auditors) requires the affirmative vote of a majority of the shares of TRINOVA which are represented in person or by proxy at the annual meeting.

At the annual meeting, the results of shareholder voting will be tabulated by the inspector(s) of elections appointed for the annual meeting. Under Ohio law and TRINOVA's Articles of Incorporation and Code of Regulations, properly executed proxies that are marked "abstain" or are held in "street name" by brokers and are not voted on one or more particular items (if otherwise voted on at least one item) will be counted for purposes of determining whether a quorum has been achieved at the annual meeting. Votes withheld in respect of
Item 1 will not be counted in determining the election of directors. Abstentions and broker non-votes in respect of Items 2 and 3 will have the same effect as votes against such Items.

The Board knows of no business to come before the meeting other than that set forth herein. If other business should come before the meeting, the holders of proxies will vote thereon at their discretion. Without affecting any vote previously taken, a shareholder may revoke a proxy by giving notice to the Secretary of TRINOVA in writing prior to the annual meeting or at the meeting itself.

Cumulative Voting

Each Common Share is entitled to one vote on each matter brought before the meeting. Under Ohio law shareholders have cumulative voting rights in the election of directors, provided not less than 48 hours notice in writing is given by any shareholder to the Secretary of TRINOVA that he or she desires that voting at such election be cumulative, and an announcement of the giving of such notice is made upon the convening of the meeting. When cumulative voting applies, each share has a number of votes equal to the number of directors to be elected, and a shareholder may give all of his or her votes to one nominee or divide his or her votes among as many nominees as he or she sees fit. Unless contrary instructions are received on proxies given to TRINOVA, in the event that cumulative voting applies, all votes represented by such proxies will be divided evenly among the candidates nominated by the Board of Directors except that if voting in such manner would not be effective to elect all such nominees, such votes will be cumulated in the discretion of TRINOVA so as to maximize the number of such nominees elected.

Shareholder Proposals for Presentation at Next Annual Meeting

Shareholder proposals intended to be presented at the 1998 annual meeting must be received by the Secretary of TRINOVA no later than November 10, 1997.

____________________
ITEM 1.  ELECTION OF DIRECTORS

The Board of Directors recommends the election of the nominees set forth below to the Board of Directors, to hold office until the next annual meeting and until their successors are elected and shall qualify. All nominees are current Board members whose terms expire at the annual meeting of shareholders on April 17, 1997. Robert H. Spilman, a Board member since 1980, is retiring from the Board at the Annual Meeting on April 17, 1997. The Board has, by resolution, fixed the number of directors at seven.

/Photograph - See Appendix A/ Darryl F. Allen (53). A TRINOVA director since 1984, Mr. Allen has been TRINOVA's Chairman of the Board since 1991 and TRINOVA's President and Chief Executive Officer since 1986. He is a director of Cincinnati Milacron Inc.

/Photograph - See Appendix A/ Purdy Crawford (65). A TRINOVA director since 1990, Mr. Crawford is Chairman and a director of Imasco Limited (a major Canadian consumer products and services corporation with operations in Canada and the United States) and Chairman and a director of CT Financial Services Inc. and Canada Trustco Mortgage Company (98% owned by Imasco). From 1986 until May 1995, Mr. Crawford was the Chief Executive Officer of Imasco. He is also a director of Avenor Inc.; Camco, Inc.; Canadian National Railway Company; Dominion Textile Inc.; Inco Limited; Maple Leaf Foods Inc.; Nova Scotia Power; Petro-Canada; and Woolworth Corporation.

/Photograph - See Appendix A/ Joseph C. Farrell (61). A TRINOVA director since 1994, Mr. Farrell is Chairman, President and Chief Executive Officer of The Pittston Company (coal and minerals, security, transportation, air freight services and home security services). Mr. Farrell has been in his current position with The Pittston Company since 1991. Mr. Farrell was President and Chief Operating Officer of The Pittston Company from 1990 to 1991. He is also a director of Universal Corp.

/Photograph - See Appendix A/ David R. Goode (56). A TRINOVA director since 1993, Mr. Goode is Chairman of the Board, President and Chief Executive Officer of Norfolk Southern Corporation (transportation holding company). Mr. Goode has been in his current position with Norfolk Southern Corporation since 1992. Mr. Goode was President of Norfolk Southern Corporation from 1991 to 1992, Executive Vice President-Administration of Norfolk Southern Corporation during 1991 and Vice President-Taxation of Norfolk Southern Corporation from 1985 to 1991. He is a director of Caterpillar Inc., Georgia-Pacific Corporation and Texas Instruments Incorporated.

/Photograph - See Appendix A/ Paul A. Ormond (47). A TRINOVA director since 1992, Mr. Ormond is Chairman of the Board, President and Chief Executive Officer of Health Care and Retirement Corporation (long-term care, skilled nursing and rehabilitative services). He has been in his current position with Health Care and Retirement Corporation since 1991.

/Photograph - See Appendix A/ John P. Reilly (53). A TRINOVA director since 1991, Mr. Reilly is President and Chief Executive Officer of Stant Corporation (automotive and industrial products). He has been in his current position with Stant Corporation since January 1997. Mr. Reilly was Chairman of the Board, President and Chief Executive Officer of Figgie International Inc. from May 1995 to January 1997, was President & Chief Executive Officer of Figgie International Inc. from February 1995 to May 1995, and was Chief Executive Officer of Figgie International Inc. from January 1995 to February 1995. Mr. Reilly was President and Chief Operating Officer of Brunswick Corporation from 1993 to 1994, and was President and Chief Executive Officer of the Tenneco Automotive Division of Tenneco Inc. from 1987 to 1993. He continues to serve as Non-executive Chairman of the Board of Figgie International Inc.

/Photograph - See Appendix A/ William R. Timken, Jr. (58). A TRINOVA director since 1973, Mr. Timken has been Chairman of the Board of The Timken Company (tapered roller bearings and quality alloy steel) since 1975. He is a director of Diebold Incorporated and The Louisiana Land and Exploration Company.

_______________________________
BOARD AND COMMITTEE MATTERS

The Board of Directors held six regular meetings and no special meetings in 1996. During his term on the Board, each incumbent director attended at least 75 percent of the total number of meetings held by the Board of Directors and each committee of which he was a member.

The Board has four standing committees:

(1) The Executive Committee holds limited powers assigned by the Board to act, if required, during intervals between Board meetings. Members of the Committee are Messrs. Allen (Chairman), Spilman (who is retiring from the Board of Directors at the Annual Meeting) and Timken. No meetings were held by the Committee in 1996.

(2) The Audit Committee recommends the selection of the independent auditors; reviews the scope of the independent auditors' examination and non-audit services; reviews TRINOVA's accounting, financial and internal audit practices and reports; monitors the compliance of TRINOVA and its subsidiaries with TRINOVA's ethics policy and applicable laws and regulations; and reviews the pension and profit-sharing plans and related investment activity of TRINOVA and its subsidiaries. Members of the Committee are Messrs. Timken (Chairman), Farrell, Ormond and Reilly. The Committee held two meetings in 1996.

(3) The Organization and Compensation Committee makes recommendations to the Board with respect to organization structure, management succession and management salaries. It also approves awards under the 1994 Stock Incentive Plan and oversees the administration of TRINOVA's other incentive plans and its employee benefit, pension and profit-sharing plans. Members of the Committee are Messrs. Spilman (Chairman), Crawford, Goode and Ormond. The Committee held three meetings in 1996.

(4) The Nominating Committee recommends a slate of directors for election at the annual meeting of shareholders. It will consider director-nominees recommended by shareholders in written communications to the Secretary of TRINOVA or the Chairman of the Committee. Nominations for election at TRINOVA's 1998 annual meeting of shareholders must be received by the Secretary of TRINOVA no later than November 10, 1997. The Committee also recommends nominees to fill such vacancies as may occur on the Board from time to time between annual meetings. Members of the Committee are Messrs. Spilman (Chairman), Allen, Reilly and Timken. No meetings were held by the Committee in 1996.

_______________________________
COMPENSATION OF DIRECTORS

During 1996, each director who was not an employee of TRINOVA was paid an annual retainer of $20,000 ($22,500 for committee chairmen), plus a $1,000 fee for each Board or committee meeting attended.

Under the TRINOVA Corporation Directors' Retirement Plan, any former member of the Board who is not an officer of TRINOVA and who has retired from the Board in accordance with TRINOVA's By-laws, or has with the concurrence of the Board resigned for health or other reasons beyond his control, is entitled to receive a monthly retirement payment in an amount equal to one-twelfth of the annual retainer then in effect payable to the director by TRINOVA for his or her services as a member of the Board (including the current committee chairman's fee for a director who has at any time served as a committee chairman, but excluding any meeting fees and any fees solely attributable to professional or other consulting services furnished to TRINOVA independently of his or her service as a director). Such monthly retirement payment commences, unless deferred, with the month following the director's retirement from the Board and continues through the month in which death occurs; however, under the Plan the aggregate number of such payments shall not exceed the lesser of 120 or the number of months such director served as a non-officer director of TRINOVA.

Under the TRINOVA Corporation Plan for Optional Deferment of Directors' Fees, a director may defer his or her annual retainer fees until his or her directorship ceases, at which time the deferred amounts will be paid in cash in a lump sum or installments commencing on a date designated by the director. A director may likewise defer payment of monthly retirement payments under the TRINOVA Corporation Directors' Retirement Plan until a date designated by the director. A director may elect to have all, or a specified percentage, of his or her deferred fees and retirement payments credited to a recordkeeping account either in dollar amounts or in units equal in value to one Common Share of TRINOVA. Each recordkeeping account to which fees and retirement payments have been credited in dollar amounts will be credited with accrued interest at a rate equal to two percentage points in excess of the Moody's Corporate Bond Yield Average. Each recordkeeping account to which fees and retirement payments have been credited in units will be credited with additional units equal in value to the amount of cash dividends paid on Common Shares of TRINOVA. Upon the death of a director prior to distribution of the entire balance of his or her account, such balance shall be paid as soon as is administratively feasible in a lump sum to the beneficiary or beneficiaries designated by the director, or, in the absence of such designation, to the estate of the director.

Under the TRINOVA Corporation 1989 Non-Employee Directors' Equity Plan, non-employee directors receive awards consisting of such number of Common Shares of TRINOVA as have an aggregate fair market value on the date of the grant of $25,000 rounded upward to the nearest 10 shares. Non-employee directors who were directors on the effective date of the Plan (April 20, 1989) received an award on that date, and each person who thereafter becomes a non-employee director is entitled to receive an award on the date of his or her initial election. Each non-employee director shall receive one additional award on the date of his or her re-election which most nearly coincides with the fifth anniversary of his or her prior award. No awards shall be granted on or after April 20, 1999. All Common Shares granted pursuant to the awards are subject to restrictions for a five-year period. Restrictions on one-fifth of the Common Shares lapse on each subsequent anniversary date of the award, and restrictions on all of the Common Shares awarded to a non-employee director lapse in the event of his or her death, disability or retirement; failure of the non-employee director to be re-elected to the Board; or a change in control of TRINOVA.

The TRINOVA Corporation Directors' Charitable Award Program was established to recognize the interest of TRINOVA and its directors in supporting worthy educational institutions and other charitable organizations and to provide an additional method of funding for the TRINOVA Foundation. The Program is also intended to assist TRINOVA in attracting and retaining directors of outstanding experience and ability. All directors, including Darryl F. Allen, currently participate in the Program. The Program is administered by the Organization and Compensation Committee of the Board of Directors. Each director may recommend up to nine charitable organizations that qualify under section 501(c)(3) of the Internal Revenue Code. The recommendation of a director who dies or becomes disabled while serving on the Board or after completing five years of Board service will be considered by the Committee after the director's death. If the recommendation is approved, TRINOVA will donate an aggregate of $900,000 in nine equal installments to the designated charity or charities. TRINOVA will also donate $100,000 to the TRINOVA Foundation after the director's death. TRINOVA purchased life insurance policies on the lives of its current directors to fund the Program, and the Program provides for establishment of a fully funded trust upon a change in control. The Program also permits self-funding. TRINOVA believes that the after-tax cost of the Program over its life will be relatively small compared to the benefits it provides. Directors derive no personal financial or tax benefit from the Program because all insurance proceeds and tax deductions accrue solely to TRINOVA.

_________________________
SECURITY OWNERSHIP

Information with respect to security ownership by beneficial owners of more than 5% of any class of TRINOVA's voting securities as of the most recent practicable date is set forth below. This information is based upon reports filed by certain beneficial owners with the Securities and Exchange Commission pursuant to Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 and other information known to TRINOVA.


  Title         Name & Address              Amount & Nature
    of           of Beneficial               of Beneficial       Percent of
  Class             Owner                     Ownership           Class (1)


  Common    FMR Corp.                         _________ (2)        _____%
            82 Devonshire Street
            Boston, MA 02109-3614


  Common    Morgan Stanley Group Inc.         _________ (3)        _____%
              and its subsidiaries
            1585 Broadway
            New York, NY 10036




______________________________________________________________________________


(1) The percentages are based on the number of outstanding Common Shares of TRINOVA as of February 18, 1997.

(2) FMR Corp. has sole voting power for _________ shares, shared voting power for ________ shares, sole dispositive power for __________ shares and shared dispositive power for __________ shares.

(3) Morgan Stanley Group Inc. and its subsidiaries have sole voting power for _________ shares, shared voting power for _________ shares, sole dispositive power for _________ shares and shared dispositive power for _________ shares.

The following table sets forth, as of February 18, 1997, information known to TRINOVA concerning the beneficial ownership of TRINOVA's securities by each of its present directors individually, each of the named executive officers individually, and all present directors and executive officers as a group.
The totals for each person and for the group include shares held personally; shares held by immediate family members sharing the same household; shares held as of December 31, 1996 under TRINOVA's dividend reinvestment plan and retirement savings plan; and shares that may be acquired within 60 days following February 18, 1997 through the exercise of stock options.

 Title
  of           Name of                    Amount & Nature of          Percent
 Class    Beneficial Owner              Beneficial Ownership(1)     of Class(2)
 Common   Directors (excluding
 Shares   Darryl F. Allen):
          Purdy Crawford                       _______
          Joseph C. Farrell                    _______
          David R. Goode                       _______
          Paul A. Ormond                       _______
          John P. Reilly                       _______
          Robert H. Spilman                    _______
          William R. Timken, Jr.               _______
          Named Executive Officers:
          Darryl F. Allen(1,3)                 _______                 ____%(4)
          William R. Ammann (3)                _______
          James E. Kline (3)                   _______
          John H. Weber (3)                    _______
          Howard M. Selland (3)                _______
          All Directors and Executive
          Officers as a Group
          (18 persons)(3)                      _______                 ____%(4)

(1) Each director and named executive officer has sole voting and dispositive power with respect to all Common Shares indicated except that (i) _____ Common Shares listed for Darryl F. Allen are held by Mr. Allen's wife, and (ii) _____ Common Shares listed for Darryl F. Allen are held by one of Mr. Allen's children who is sharing his home; Mr. Allen has disclaimed beneficial ownership of said Common Shares.

(2) Except for Darryl F. Allen, each director and named executive officer owns less than 1% of the outstanding Common Shares of TRINOVA as of February 18, 1997.

(3) A portion of the total for the named executive officers and the group includes Common Shares which could be acquired within 60 days following February 18, 1997 through the exercise of stock options: _______ Common Shares for Darryl F. Allen; ______ Common Shares for William R. Ammann; ______ Common Shares for James E. Kline; ______ Common Shares for John H. Weber; ______ Common Shares for Howard M. Selland; and _______ Common Shares for all executive officers included in the group of directors and executive officers.

(4) For the purpose of computing the percent of class, the Common Shares not outstanding for which either Darryl F. Allen or all directors and executive officers as a group may acquire beneficial ownership within 60 days following February 18, 1997 through the exercise of stock options are deemed to be outstanding.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth the annual compensation, the long-term compensation and all other compensation of the named executive officers for each of the last three completed fiscal years.


                                              SUMMARY COMPENSATION TABLE



______________________________________________________________________________________________________________________
|                        |      |                                  |        Long-Term Compensation       |           |
|                        |      |        Annual Compensation       |          Awards(2)       |Payouts(3)|           |
|                        |      |                          Other   |                          |          |           |
|                        |      |                          Annual  |  Restricted              |          | All Other |
|                        |      |                          Compen- |    Stock                 |   LTIP   | Compensa- |
|       Name and         |      |   Salary     Bonus(1)    sation  |    Awards      Options   |  Payouts |  tion(4)  |
|   Principal Position   | Year |    ($)         ($)         ($)   |     ($)          (#)     |    ($)   |    ($)    |
|                        |      |                                  |                          |          |           |
|                        |      |                                  |                          |          |           |
| Darryl F. Allen        | 1996 | $ 635,000   $ 450,700      N/A   |     N/A         50,000   | $581,700 | $206,834  |
|   Chairman of the      | 1995 |   599,108     620,800      N/A   |     N/A         50,000   |  407,900 |  200,775  |
|   Board, President     | 1994 |   553,600     525,000      N/A   |     N/A         50,000   |  140,700 |  115,616  |
|   and Chief Executive  |      |                                  |                          |          |           |
|   Officer of TRINOVA   |      |                                  |                          |          |           |
|                        |      |                                  |                          |          |           |
|                        |      |                                  |                          |          |           |
| Howard M. Selland      | 1996 | $ 405,000   $ 180,300      N/A   |     N/A         20,000   | $269,100 | $ 84,157  |
|   Executive Vice       | 1995 |   382,304     144,700      N/A   |     N/A         20,000   |  187,900 |   81,933  |
|   President of         | 1994 |   361,950     258,700      N/A   |     N/A         20,000   |   64,800 |   81,896  |
|   TRINOVA and          |      |                                  |                          |          |           |
|   President of         |      |                                  |                          |          |           |
|   Aeroquip Corporation |      |                                  |                          |          |           |
|                        |      |                                  |                          |          |           |
|                        |      |                                  |                          |          |           |
| John H. Weber          | 1996 | $ 274,338   $ 216,800      N/A   |     N/A         34,000   | $169,900 | $111,422  |
|   Executive Vice       | 1995 |   218,038     376,200      N/A   |     N/A          9,000   |   71,200 |   75,503  |
|   President of         | 1994 |   165,577     163,500      N/A   |     N/A         15,000   |      N/A |   21,452  |
|   TRINOVA and          |      |                                  |                          |          |           |
|   President of Vickers,|      |                                  |                          |          |           |
|   Incorporated         |      |                                  |                          |          |           |
|                        |      |                                  |                          |          |           |
|                        |      |                                  |                          |          |           |




                                                         -10-

______________________________________________________________________________________________________________________
|                        |      |                                  |        Long-Term Compensation       |           |
|                        |      |        Annual Compensation       |          Awards(2)       |Payouts(3)|           |
|                        |      |                          Other   |                          |          |           |
|                        |      |                          Annual  |  Restricted              |          | All Other |
|                        |      |                          Compen- |    Stock                 |   LTIP   | Compensa- |
|       Name and         |      |   Salary     Bonus(1)    sation  |    Awards      Options   |  Payouts |  tion(4)  |
|   Principal Position   | Year |    ($)         ($)         ($)   |     ($)          (#)     |    ($)   |    ($)    |
|                        |      |                                  |                          |          |           |
| William R. Ammann      | 1996 | $ 296,740   $ 155,100      N/A   |     N/A         11,000   | $173,400 | $ 85,081  |
|   Vice President -     | 1995 | $ 276,346   $ 230,000      N/A   |     N/A         11,000   | $120,600 | $ 78,968  |
|   Administration       | 1994 |   259,733     179,200      N/A   |     N/A         11,000   |   41,600 |   48,984  |
|   and Treasurer        |      |                                  |                          |          |           |
|   of TRINOVA           |      |                                  |                          |          |           |
|                        |      |                                  |                          |          |           |
|                        |      |                                  |                          |          |           |
| James E. Kline         | 1996 | $ 271,747   $ 155,100      N/A   |     N/A         11,000   | $173,400 | $ 82,327  |
|   Vice President       | 1995 | $ 254,431   $ 238,500      N/A   |     N/A         11,000   | $120,600 | $ 75,037  |
|   and General Counsel  | 1994 |   242,975     179,200      N/A   |     N/A         11,000   |   41,600 |   45,526  |
|   of TRINOVA           |      |                                  |                          |          |           |
|                        |      |                                  |                          |          |           |

(1) The payouts shown in this column were made pursuant to the Annual Executive Incentive Plan. (See the subsection entitled "Incentive Plans.")

(2) The awards shown in this column were made pursuant to the TRINOVA Corporation 1994 Stock Incentive Plan. Although the TRINOVA Corporation 1994 Stock Incentive Plan permits grants of stock appreciation rights, no grants of restricted stock have been made, and no restricted stock or stock appreciation rights were outstanding as of December 31, 1996
(See the subsection entitled "Stock Option Plans.")

(3) The amounts shown in this column reflect the amount of cash and the value of Common Shares paid out under the Mid-Term Incentive Plan for the Plan periods 1994-1996, 1993-1995 and 1992-1994, respectively.
(See the subsection entitled "Incentive Plans.")

(4) The amounts shown in this column consist of annual company contributions (including the company match and the company profit-sharing allocation) under TRINOVA's defined-contribution retirement plan and under the applicable portion of the TRINOVA Corporation Supplemental Benefit Plan. (See the subsection entitled "Retirement Plans" and the table below.)



______________________________________________________________________________________________________________________

                          Qualified Retirement Plan                Supplemental Plan                  Total
                       Match            Profit-Sharing        Match         Profit-Sharing
______________________________________________________________________________________________________________________

1996
Allen                 $4,500               $16,000           $33,174          $153,160              $206,834
Selland                4,500                16,000            11,991            51,665                84,156
Weber                  4,500                16,000            15,016            75,906               111,422
Ammann                 4,500                16,000            11,302            53,279                85,081
Kline                  4,500                16,000            10,807            51,020                82,327


1995
Allen                 $4,500               $16,260           $29,223          $150,792              $200,775
Selland                4,500                13,090            14,752            49,591                81,933
Weber                  4,500                16,260             6,959            47,784                75,503
Ammann                 4,500                16,260             9,166            49,042                78,968
Kline                  4,500                16,260             8,522            45,755                75,037


1994
Allen                 $4,500               $16,260           $17,806           $77,050              $115,616
Selland                4,500                15,966            12,045            49,385                81,896
Weber                  6,000                13,240               623             1,589                21,452
Ammann                 4,500                16,260             5,234            22,990                48,984
Kline                  4,500                16,260             4,582            20,184                45,526

______________________________________________________________________________________________________________________



Incentive Plans

Employees of TRINOVA and its subsidiary companies who hold certain responsible management positions are eligible to participate in the TRINOVA Corporation Incentive Compensation Plan (the "Incentive Plan").

The Incentive Plan is administered by the Organization and Compensation Committee of the Board. The Incentive Plan provides for two separate performance periods. The first is a series of successive one-year periods commencing on January 1 of each year, which is known as the "Annual Executive Incentive Plan." The second is a series of successive overlapping three-year periods commencing on January 1 of each year, which is known as the "Mid-Term Incentive Plan."

Awards under the Annual Executive Incentive Plan are based on meeting established return-on-net-asset performance goals. In addition, in 1996 growth in operating income was added as a second performance measure for TRINOVA's top executives, including the executives named in the Summary Compensation Table. Awards are paid to participants in cash promptly following the close of each one-year period, subject to any deferral under the TRINOVA Corporation Voluntary Deferred Compensation Plan (see the subsection entitled "Deferred Compensation Plan").

Awards under the Mid-Term Incentive Plan are based on meeting established performance goals and are paid in cash, Common Shares or a combination of both promptly following the close of each three-year period. During the 1994-1996 Mid-Term Incentive Plan period, the performance goal was return on shareholders' equity. The Mid-Term Incentive Plan performance goals were changed to total shareholder return and return on net assets for the 1995-1997 three year period. Common Shares available under the TRINOVA Corporation 1994 Stock Incentive Plan may, among other things, be used as the form of payment for awards under the Mid-Term Incentive Plan (see the subsection entitled "Stock Option Plans"). The Mid-Term Incentive Plan will be discontinued after the 1995-1997 plan period is concluded. There were no new awards under the Mid-Term Incentive Plan in 1996.

Stock Option Plans

The TRINOVA Corporation 1994 Stock Incentive Plan (the "Stock Incentive Plan") authorizes the granting of options to purchase Common Shares ("Option Rights"), stock appreciation rights ("Appreciation Rights") and performance awards ("Performance Awards"). The Stock Incentive Plan is administered by the Organization and Compensation Committee of the Board (the "Committee"). Any salaried employee of TRINOVA may be selected by the Committee to receive benefits under the Stock Incentive Plan.

The Committee may grant Option Rights that entitle the optionee to purchase Common Shares at a price equal to or greater than the fair market value on the date of the grant. The option price is payable in cash or such other method as permitted by the Committee. Option Rights granted may be Option Rights that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 or Option Rights that are not intended to so qualify. Option Rights may be granted with any period of duration.

An Appreciation Right represents a right to receive a payment, in cash or Common Shares, equal to the excess of the fair market value of a specified number of Common Shares on the date the Appreciation Right is exercised over the fair market value on the date the Appreciation Right was granted. Appreciation Rights granted under the Stock Incentive Plan may be freestanding Appreciation Rights or may be granted in tandem with Option Rights.

A Performance Award is a right to receive a future payout contingent on both continuous service with TRINOVA and the achievement of pre-established goals. The performance measures to be used for performance awards are limited to one or more of the following: return on shareholders' equity, return on assets, shareholder returns, profit margin and earnings per share. A performance period will cover a minimum period of 12 fiscal quarters. Performance periods may overlap one another, and a participant may hold awards covering overlapping periods with different performance goals for different measurement periods. As determined by the Committee, Performance Awards may be settled in cash, Common Shares or a combination of both. Common Shares available under the Stock Incentive Plan may, among other things, be used as the form of payment for long-term performance awards under the Mid-Term Incentive Plan (see the subsection entitled "Incentive Plans").

Upon adoption, the Stock Incentive Plan replaced TRINOVA's 1982 and 1987 Stock Option Plans (the "Prior Plans"); however, a number of stock options granted under the Prior Plans remain outstanding. No stock appreciation rights are outstanding under the Stock Incentive Plan or the Prior Plans.

The following table contains information concerning grants of stock options made during the last completed fiscal year to each of the named executive officers of TRINOVA:

                                             OPTION GRANTS IN LAST FISCAL YEAR
_________________________________________________________________________________________________________
|                         Individual Grants                            |       Grant Date Value         |
|                    |              % of                               |                                |
|                    |Number of     Total                              |                                |
|                    |Securities   Options                             |                                |
|                    |Underlying  Granted to                           |                                |
|                    | Options    Employees     Exercise               |          Grant Date            |
|                    | Granted    in Fiscal      Price      Expiration |       Present Value (3)        |
|       Name         |   (#)        Year         ($/Sh)        Date    |              ($)               |
|                    |                                                 |                                |
| Darryl F. Allen    | 50,000(1)    14.3%       $33.50(1)     5/23/06  |          $568,000              |
|                    |                                                 |                                |
| Howard M. Selland  | 20,000(1)     5.7%        33.50(1)     5/23/06  |          $227,200              |
|                    |                                                 |                                |
| John H. Weber      |  9,000(1)     2.6%        33.50(1)     5/23/06  |          $102,240              |
|                    | 25,000(2)     7.2%        28.50(2)     7/24/06  |          $284,000              |
|                    |                                                 |                                |
| William R. Ammann  | 11,000(1)     3.2%        33.50(1)     5/23/06  |          $124,960              |
|                    |                                                 |                                |
| James E. Kline     | 11,000(1)     3.2%        33.50(1)     5/23/06  |          $124,960              |

(1) Options were granted on May 23, 1996 under the TRINOVA Corporation 1994 Stock Incentive Plan. The options become exercisable as follows:
one-third become exercisable on May 23, 1997, one-third become exercisable on May 23, 1998 and one-third become exercisable on May 23, 1999. All options expire on May 23, 2006. The exercise price of $33.50 was the closing price of TRINOVA Common Shares on the New York Stock Exchange - Composite Transactions list on the grant date of May 23, 1996.

(2) Options were granted on July 25, 1996 under the TRINOVA Corporation 1994 Stock Incentive Plan. The options become exercisable as follows:
one-third become exercisable on July 25, 1997, one-third become exercisable on July 25, 1998 and one-third become exercisable on July 25, 1999. All options expire on July 24, 2006. The exercise price of $28.50 was the closing price of TRINOVA Common Shares on the New York Stock Exchange - Composite Transactions list on the grant date of July 25, 1996.

(3) Valuation is based on the Black-Scholes option pricing model using the following assumptions: risk-free interest rate of 6.52%; expected annual dividend yield of 2.30%; expected volatility of .319; and expected 6-year time to exercise. TRINOVA does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. The actual value, if any, a named executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised so that there is no assurance the value realized by the named executive officer will be at or near the value estimated by the Black-Scholes model.


The following table contains information concerning exercise of stock options during the last completed fiscal year by each of the named executive officers of TRINOVA, and the fiscal year-end value of unexercised options held by such executive officers:

                                    AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
                                           AND FISCAL YEAR-END OPTION VALUES(1)
______________________________________________________________________________________________________________________
|                   |                 |                    |                             |                           |
|                   |                 |                    |          Number of          |   Value of Unexercised    |
|                   |                 |                    |   Unexercised Options at    |  In-the-Money Options at  |
|                   |                 |                    |       Fiscal Year-End       |      Fiscal Year-End      |
|                   | Shares Acquired |                    |             (#)             |            ($)            |
|                   |   on Exercise   |   Value Realized   |                             |                           |
|      Name         |       (#)       |        ($)         |Exercisable  Unexercisable(2)|Exercisable   Unexercisable|
|                   |                 |                    |                             |                           |
|                   |                 |                    |                             |                           |
| Darryl F. Allen   |     22,000      |     $131,890       |  270,000        50,000      | $1,866,125     $143,750   |
|                   |                 |                    |                             |                           |
|                   |                 |                    |                             |                           |
| Howard M. Selland |          0      |            0       |   75,000        20,000      |    417,188       57,500   |
|                   |                 |                    |                             |                           |
|                   |                 |                    |                             |                           |
| John H. Weber     |          0      |            0       |   24,000        34,000      |     72,375      222,750   |
|                   |                 |                    |                             |                           |
|                   |                 |                    |                             |                           |
| William R. Ammann |      9,000      |       43,830       |   79,500        11,000      |    566,250       31,625   |
|                   |                 |                    |                             |                           |
|                   |                 |                    |                             |                           |
| James E. Kline    |          0      |            0       |   22,000        11,000      |     64,625       31,625   |
|                   |                 |                    |                             |                           |

(1) The options shown in this table were granted under the TRINOVA Corporation 1982 and 1987 Stock Option Plans and the TRINOVA Corporation 1994 Stock Incentive Plan.

(2) The options become exercisable as follows: one-third become exercisable on May 23, 1997, one-third become exercisable on May 23, 1998 and one-third become exercisable on May 23, 1999 (one-third on July 25, 1997, one-third on July 25, 1998 and one-third on July 25, 1999 with respect to 25,000 options held by Mr. Weber).


TRINOVA Stock Performance Graph

The following graph compares the yearly cumulative total shareholder return on TRINOVA Common Shares with the cumulative total return of the Standard & Poor's 500 Stock Index, and the cumulative total return of the Standard & Poor's Manufacturing (Diversified Industrials) Index, assuming reinvestment of dividends, during the period from December 31, 1991 to December 31, 1996:




                   Comparison of Five-Year Cumulative Total
              Return among TRINOVA Corporation, S&P 500 Index and
              S&P Manufacturing (Diversified Industrials) Index(1)


                                                          S&P Manufacturing
  Measurement Period        TRINOVA                       (Diversified Indus-
(Fiscal Year Covered)     Corporation    S&P 500 Index     trials) Index(2)


Measurement Pt-12/31/91   $100           $100             $100


FYE 12/31/92              $111           $108             $108
FYE 12/31/93              $167           $118             $132
FYE 12/31/94              $160           $120             $136
FYE 12/31/95              $159           $165             $192
FYE 12/31/96              $208           $203             $264



________________


(1) This graph assumes a $100 investment in each of TRINOVA Corporation Common Shares, the S&P 500 Index and the S&P Manufacturing (Diversified Industrials) Index.

(2) The S&P Manufacturing (Diversified Industrials) Index includes the following companies: AlliedSignal Inc.; Corning Inc.; Crane Co.; Eaton Corporation; Illinois Tool Works Inc.; Johnson Controls, Inc.; Minnesota Mining & Mfg. Co.; National Service Inds. Inc.;Tenneco Inc.; Textron Inc.; Thermo Electron Corp.; TRINOVA Corporation; Tyco International Inc.; and United Technologies Corp.

Board Compensation Committee
Report on Executive Compensation

Executive compensation is administered by the Organization and Compensation Committee (the "Committee"), a committee of the Board of Directors comprising the individuals listed below. Committee members are neither employees nor former employees of TRINOVA. The Committee makes recommendations to the full board with respect to the salaries and responsibilities of executive management. It also approves awards under the 1994 TRINOVA Stock Incentive Plan and oversees the administration of TRINOVA's other incentive plans and the employee benefit pension and profit-sharing plans. In executing its duties, the Committee strives to balance short- and long-term objectives in establishing performance criteria, evaluating performance and determining actual awards.

Compensation Philosophy

The TRINOVA mission is to create economic value for its shareholders through superior growth and profitability. The executive compensation program supports the TRINOVA mission by linking compensation to business performance and profitability.

The Committee believes that enhancement of shareholder value is reinforced by a compensation program which 1) attracts and retains highly qualified individuals; 2) includes major components which are linked to creating value for the shareholder; and 3) rewards superior results. This linkage is achieved through the design of incentive plans which focus on the return on net assets (RONA), operating income growth (OIG), return on shareholders' equity (ROE), total shareholder return and the attainment of individual performance goals.

The executive compensation program is based upon a pay-for-performance philosophy. As an executive's level of responsibility increases, a greater portion of his or her total compensation opportunity is contingent on improving TRINOVA's performance and a lesser portion on base salary. For the five executive officers named in the Summary Compensation Table, more than half of their total compensation opportunity is contingent on TRINOVA's financial results and growth in the market value of TRINOVA common stock.

In 1995, the Committee employed an independent, global consulting firm to review the competitiveness and appropriateness of TRINOVA's executive compensation programs. It compared compensation for TRINOVA executives in relation to broad industrial competitive practice and against the proxy data reported by a peer group of 17 companies with comparable sales volume and market diversity. The peer group includes a majority of the 11 companies in the S&P Manufacturing (Diversified Industrials) Index presented in the performance graph. The larger peer group provides a broader sample of companies whose sales volume is more comparable to TRINOVA. The review helped the Committee assure that the design of executive compensation programs is consistent with its compensation philosophy. While the consultant found the overall executive compensation program to be within competitive standards, certain changes were made to selected incentive plan elements to assure their continued linkage to the compensation philosophy and to remain competitive with the market.

Base Salaries

The Board of Directors, acting on the recommendation of the Organization and Compensation Committee, approves base salaries of executive management. The timing as well as the amount of individual base salary increases varied, reflecting the Board's judgment of the leadership and performance of each individual, business results and progress toward achieving strategic objectives.

The previously mentioned executive compensation review reported that base salaries of TRINOVA executives were within competitive standards and the base salaries of the named executive officers in the proxy were close to the 50th percentile. The Committee believes that in 1996 the conclusions of the survey remained accurate.

Annual Executive Incentive Plan

The Annual Executive Incentive Plan is based on meeting pre-approved RONA goals. In addition, in 1996, growth in operating income was added as a second performance measure in the Annual Executive Incentive Plan for 11 TRINOVA executives (including the five executive officers named in the Summary Compensation Table) to reinforce TRINOVA's emphasis on business growth. At the start of each year, annual RONA and operating income growth threshold and target goals are set at levels which, if achieved, will result in total cash compensation to the executives that is consistent with TRINOVA's performance-based compensation philosophy, as described earlier.

In 1996, target RONA performance levels for Aeroquip, Vickers and, on a consolidated basis, TRINOVA were met or exceeded, reflecting substantially higher operating income. Actual awards were adjusted, based on appraisal of individual contribution. Operating income growth performance in 1996 was below target, which reduced awards. The awards to the named executive officers shown in the Summary Compensation Table were approved by the Committee.

The Mid-Term Incentive Plan

The purpose of the Mid-Term Incentive Plan is to focus TRINOVA's executive management team on increasing the value of shareholders' investments.

The Mid-Term Incentive Plan is formula-driven, with threshold, target and maximum goals established at the start of a three-year plan period. The plan, whose three-year earn-out cycle ended in 1996, required the three-year average ROE to meet a pre-established threshold level before any award was made. For the three-year plan period ending in 1997, the performance measures were changed to total shareholder return and return on net assets. During the 1994-1996 plan period, the plan produced a payout above the target performance level.

As a result of continued efforts to strengthen senior executives' interests and align them with those of shareholders (see "Stock Options" below), the Mid-Term Incentive Plan will be discontinued after the 1995-1997 award period is concluded.

Stock Options

The Committee believes that stock options are a cornerstone of a compensation program designed to enhance shareholder value. In 1994, shareholders approved the TRINOVA Corporation 1994 Stock Incentive Plan. The plan is designed to align the executive's financial interests with those of the shareholders by encouraging key executives to acquire and hold a growing ownership stake in TRINOVA. Share ownership guidelines have been established whereby executives are expected to accumulate and own a specified number of shares over time. Annually, executives report their ownership stake to the Chief Executive Officer.

In 1996, the Committee granted non-qualified, 10-year term stock options to executive officers and selected key executives. Stock options were awarded at fair market value on the date of grant so that future value arises only when the TRINOVA stock price increases above the exercise price. The Committee currently does not permit repricing of options which may fall below the initial exercise price. In selecting recipients and in determining the type, size and terms of the grant, the Committee considered the potential and performance of the recipients, grants made in prior years and options which remain outstanding. The number of stock options awarded in 1996 to each of the named executive officers remained the same as in 1995.

Options granted prior to 1996 vest fully one year following grant. The vesting schedule for all stock options granted beginning in 1996 changed to be more consistent with competitive practice as follows: one third of each grant will become exercisable in each of the three years following the grant.

Compensation of the Chief Executive Officer

The potential value of Mr. Allen's total compensation package has been structured to reward performance by placing a high degree of compensation at risk. The CEO's base salary was increased in 1996 based on TRINOVA's continuing improvement in net income.

Mr. Allen was awarded $450,700 from the 1996 Annual Executive Incentive Plan based on RONA and operating income growth goals which were approved by the Committee at the start of the year. The award represented continued improved earnings and RONA performance. However, operating income growth performance in 1996 was below target. The 1994-1996 ROE-based Mid-Term Incentive Plan paid out an award of 8,949 shares of TRINOVA common stock and $232,689 in cash to Mr. Allen. The award reflected continued improvement in TRINOVA's ROE during the three-year plan period.

In keeping with the Committee's desire to strengthen the portion of total compensation contingent upon the performance of TRINOVA's common stock, Mr. Allen was awarded 50,000 non-qualified stock options at $33.50 per share, which was the New York Stock Exchange closing price of TRINOVA common shares on the date of the award. In making its award, which was for the same number of shares as in prior years, the Committee took into consideration current stock holdings, previous stock option awards, as well as the number of unexercised options.

Compliance with Federal Tax Legislation

Federal tax legislation enacted in 1993, generally, would preclude TRINOVA and other public companies from taking a tax deduction for compensation over $1 million which is not "performance-based" and is paid, or otherwise taxable, to persons named in the Summary Compensation Table and employed by TRINOVA at the end of the applicable tax year. In 1994, shareholders approved the TRINOVA Corporation 1994 Stock Incentive Plan, which contains provisions designed to permit certain awards to qualify as "performance-based" compensation and so to exempt such awards from the deduction limitation.

The Chief Executive Officer has deferred part of his compensation in order to ensure the deductibility of compensation paid by TRINOVA to him. The Committee intends to continue to monitor the executive compensation program with respect to the present federal tax law.

This report is submitted by the Organization and Compensation Committee of TRINOVA's Board of Directors:

                                                ROBERT H. SPILMAN, Chairman
                                                PURDY CRAWFORD
                                                DAVID R. GOODE
                                                PAUL A. ORMOND

Retirement Plans

TRINOVA maintains a defined-contribution plan that is designed to provide retirement benefits for executive officers and other covered employees. Under this plan TRINOVA matches employee contributions up to specified limits and also makes profit-sharing contributions. All covered employees receive a minimum profit-sharing contribution of 1% of their annual compensation up to the Social Security wage base and 1.5% of annual compensation in excess of that base. Additional profit-sharing contributions depend on the return on net assets achieved each year by TRINOVA or the particular operating company that makes such contributions under the plan. Under the terms of this plan, 25% of all profit-sharing contributions are invested in TRINOVA Common Shares. TRINOVA also maintains a Supplemental Benefit Plan for certain employees whose benefits or contributions under qualified plans are limited by the Internal Revenue Code.

In the past TRINOVA maintained defined-benefit plans, which have been amended to freeze the years of service for all participants. The plans' formulas provide an annual pension benefit in the form of a life annuity to an employee or his or her surviving spouse calculated by multiplying the number of years of credited service by an amount equal to 1% of compensation up to covered compensation for Social Security purposes plus 1.5% of compensation in excess of that amount. The compensation covered by these plans consists of salary and bonus. Estimated annual retirement benefits payable under the present terms of these plans to Messrs. Allen, Ammann and Selland who have vested benefits under these plans based upon 15.67, 23.75 and 15.67 years of service, respectively, and the applicable portion of the Supplemental Benefit Plan, assuming each continues in employment with TRINOVA at his present rate of compensation until normal retirement age, are $248,004, $182,649 and $80,661, respectively.

Deferred Compensation Plan

Under the TRINOVA Corporation Voluntary Deferred Compensation Plan, eligible senior executive employees of TRINOVA and its subsidiaries may elect to defer the payment of up to 50% of their base salary for each year. An eligible employee may also elect to defer payment of from 10% to 100% of any award he or she earns under TRINOVA's Annual Executive Incentive Plan for any year.
The deferred amount will be added to a recordkeeping account and credited with accrued interest at a rate equal to two percentage points in excess of the Moody's Corporate Bond Yield Average. Payment of a participant's account balance will be deferred until a date designated by the participant in his or her deferral election. However, if a participant terminates employment for reasons other than retirement, the deferred amounts will be paid as soon as administratively feasible following the date of such termination of employment. The deferred amounts shall be paid in a lump sum or in a series of five or 10 annual installments, as designated in the participant's deferral election. Upon the death of the participant, any remaining balance in his or her deferred compensation account will be paid to the participant's designated beneficiary.

Change in Control Agreements

TRINOVA has entered into agreements with Messrs. Allen, Ammann, Kline, Selland, Weber and each of its other executive officers. These agreements are designed primarily to aid in ensuring continued management in the event of an actual or threatened change in control of TRINOVA (as defined in the agreements). The agreements provide that in the event an executive officer is terminated by TRINOVA other than upon his death, disability or for cause (as defined in the agreements) within four years after a change in control, he would be entitled to: (i) a lump sum payment equal to two years' (or, if less, the period until age 65) salary and incentive compensation under the Annual Executive Incentive Compensation Plan (based upon an average of his highest compensation in two of the previous five years); (ii) a contribution by TRINOVA to the executive's retirement savings plan account in an amount equal to 9% of his average compensation (as determined in clause (i) above); and
(iii) continued participation in TRINOVA's welfare-benefit plans for two years (or, if earlier, age 65). The officer would also be entitled to receive the payments and benefits described above if he resigned within a period between six months and two years following a change in control for reasons set forth in the agreements relating to changed circumstances.

________________________
ITEM 2.  PROPOSAL TO CHANGE THE NAME OF THE COMPANY

The Board of Directors has unanimously approved a proposed amendment to the Company's Amended Articles of Incorporation (the "Articles") and recommends that the Company's shareholders approve the adoption of the amendment. The effect of the amendment would be to change the name of the Company from "TRINOVA Corporation" to "Aeroquip-Vickers, Inc."

When the Company became TRINOVA in 1986, it had three core operating companies: Aeroquip Corporation; Vickers, Incorporated; and Sterling Engineered Products Inc. In 1989, Sterling was consolidated into Aeroquip, and recently the Company announced that it will exit Aeroquip's interior automotive plastics business, which formed the nucleus of the former Sterling Engineered Products Inc. The names "Aeroquip" and "Vickers" have been known and respected in the marketplace for decades, and the Board of Directors believes that the new name "Aeroquip-Vickers, Inc." will more clearly define the Company by emphasizing the two companies that comprise its operations.

The change of name will not affect in any way the validity or transferability of stock certificates currently outstanding, and the Company's shareholders will not be required to surrender for exchange any certificates now held by them. Nor will the change affect in any way the capital structure of the Company or the listing of any of its securities on any national securities exchange, except that the Company will obtain a new stock exchange ticker symbol to reflect the new Company name. If the proposed amendment is approved by the shareholders, the Company expects to adopt the ticker symbol "ANV" on the New York Stock Exchange effective April 18, 1997.

The adoption of the proposal to change the Company's name requires the affirmative vote of the majority of the common shares of the Company which are outstanding and eligible to vote. The text of the proposed amendment is located in Exhibit 1 to this Proxy Statement. If the amendment is adopted by the shareholders, the amendment will become effective upon the filing of a certificate of amendment of the Articles with the Ohio Secretary of State. Such filing is expected to be accomplished immediately after the annual meeting of shareholders.

The Board of Directors recommends that the shareholders vote FOR the proposal to change the name of the Company to "Aeroquip-Vickers, Inc."

________________________
ITEM 3.  APPROVAL OF INDEPENDENT AUDITORS

The Board of Directors has employed the firm of Ernst & Young LLP, Certified Public Accountants, as the independent auditors for TRINOVA for the year 1997, and recommends ratification of this action at the annual meeting of shareholders. If the employment of Ernst & Young LLP is not ratified, the Board will consider the appointment of other auditors.

Representatives of Ernst & Young LLP will be present at the meeting to make a statement if they desire to do so and to respond to appropriate questions.


The Board of Directors recommends that shareholders vote for the proposal ratifying the employment of Ernst & Young LLP as TRINOVA's independent auditors for 1997.

                                        By Order of the Board of Directors,


                                        /S/ JAMES M. OATHOUT
                                        James M. Oathout
                                        Secretary

                                                                     Exhibit 1





                                   Amendment

                                    to the

                       Amended Articles of Incorporation

                                      of

                              TRINOVA Corporation

                                  Concerning

                       Changing the Name of the Company




            "RESOLVED, that the title of the Company's Amended Articles of Incorporation shall be amended to read as follows:

                       Amended Articles of Incorporation
                                      of
                            Aeroquip-Vickers, Inc.

and,

            "RESOLVED FURTHER, that Article FIRST of the Company's Amended Articles of Incorporation shall be amended to read as follows:

            FIRST:  The name of the Corporation is 'Aeroquip-Vickers, Inc.'"

                                                          APPENDIX A


                          GRAPHIC AND IMAGE MATERIAL



The paper copy of this Proxy Statement includes portrait photographs of each director. The photographs appear on page 2 of the paper copy and are referenced on pages 2-4 of the electronic copy.

                                                            APPENDIX B



P                             TRINOVA Corporation
                 Proxy for 1997 Annual Meeting of Shareholders
R         This Proxy is Solicited on Behalf of the Board of Directors

O

X The undersigned hereby appoints Darryl F. Allen, Robert H. Spilman and William R. Timken, Jr., jointly and severally, proxies, with full power of
Y substitution, to vote as specified on the reverse side all shares of TRINOVA Corporation which the undersigned is entitled to vote at the annual meeting of shareholders on April 17, 1997, or any adjournment thereof.





You are encouraged to specify your choices by marking the appropriate boxes, on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. However, your shares cannot be voted unless you sign and return this card.

                                             __________________
                                            | See Reverse Side |
                                            |__________________|

Reverse Side as Follows:
 ____
|    | Please mark your
| X  | vote as in this
|____| example.


This proxy will be voted FOR each nominee for director for whom authority to vote is not withheld and FOR Items 2 and 3 if no vote is specified.

The Board of Directors recommends a vote "FOR" all nominees and Items 2 and 3.


1.  Election of Directors                            NOMINEES:

                     FOR   WITHHELD                    Darryl F. Allen

    "FOR" all        ___      ___      If marked,      Purdy Crawford
    nominees        |   |    |   |     vote is         Joseph C. Farrell
    (except as      |___|    |___|     withheld        David R. Goode
    marked to the                      from all        Paul A. Ormond
    contrary below)                    nominees        John P. Reilly
                                       listed          William R. Timken, Jr.

    To withhold authority to vote for any
    individual nominee, write his name on
    the space provided below:

    _____________________________________


                              FOR       AGAINST     ABSTAIN
2.  Proposal to change        ___         ___         ___
    the name of the          |   |       |   |       |   |
    Company to               |___|       |___|       |___|
    "Aeroquip-Vickers, Inc."

                              FOR       AGAINST     ABSTAIN
3.  Ratification of           ___         ___         ___
    Ernst & Young LLP        |   |       |   |       |   |
    as independent           |___|       |___|       |___|
    auditors for 1997


4. To vote in their discretion upon such other business as may properly come before the meeting



Note: Please sign exactly as name appears to the left. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please also give your full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.


          _________________________________________________________


          _________________________________________________________
          SIGNATURE(S)                                   DATE